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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 16, 1994


                               BEST BUY CO., INC.
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
                 (State or other jurisdiction of incorporation)


                1-9595                                   41-0907483
       (Commission File Number)             (IRS Employer Identification Number)


      7075 FLYING CLOUD DRIVE                                 55344
      EDEN PRAIRIE, MINNESOTA                               (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code:   612/947-2000


                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
       (1)

       (a)          Previous independent accountants

            (i) On August 16, 1994, Best Buy Co., Inc. (the "Registrant") dismissed Deloitte & Touche LLP as its independent accountants.

            (ii) The reports of Deloitte & Touche LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

            (iii) The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

            (iv) In connection with its audits for the two most recent fiscal years and through August 16, 1994, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements for such years.

            (v) During the two most recent fiscal years and through August 16, 1994, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

            (vi) The Registrant requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. The Registrant delivered a copy of this Form 8-K report to Deloitte & Touche LLP on August 18, 1994. Attached hereto as Exhibit 16 is a copy of the letter of Deloitte & Touche LLP to the SEC dated August 18, 1994.

       (2)          New independent accountants

            (i) The Registrant engaged Ernst & Young LLP as its new independent accountants as of August 16, 1994. During the two most recent fiscal years and through August 16, 1994, the Registrant has not consulted with Ernst & Young LLP on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).


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Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)          Exhibits

            16. Letter of Deloitte & Touche LLP to the Securities and Exchange Commission dated August 18, 1994.

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                                    SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 19, 1994                  By: /s/ Allen U. Lenzmeier
                                           ------------------------------------
                                       Name:    Allen U. Lenzmeier
                                       Title:   Executive Vice President & Chief
                                                Financial Officer

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                                  EXHIBIT INDEX


Exhibit
Number                   Description of Exhibit
- - ------                   ----------------------

16                  Letter of Deloitte & Touche LLP to the
                    Securities and Exchange Commission
                    dated August 18, 1994.